Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:               Donald H. Wilson
Chairman, President and Chief Executive Officer
(630) 545-0900

COMMUNITY FINANCIAL SHARES, INC.
ANNOUNCES $2.8 MILLION PRIVATE PLACEMENT OFFERING

August 28, 2013, Glen Ellyn, Illinois — Community Financial Shares, Inc., (the “Company”) (OTCQB: CFIS), the parent company of Community Bank-Wheaton/Glen Ellyn (the “Bank”), announced today that the Company has entered into subscription agreements with certain accredited investors pursuant to which the Company will issue 2,837,000 shares of common stock at a purchase price of $1.00 per share in a private placement offering for aggregate proceeds of $2.8 million.  The issuance of the shares of common stock to the investors is subject to the non-dilution rights afforded to certain stockholders of the Company pursuant to the Securities Purchase Agreement, dated as of November 13, 2012, by and between the Company and the stockholders identified therein.

“We are very pleased to announce this capital raise and the continued expression of investor confidence in the Company,” said Donald H. Wilson, the Chairman, President and Chief Executive Officer of the Company and the Bank.  “The proceeds from this private placement offering, in addition to the proceeds from the previously announced rights offering, complete the planned capital infusion program and will enable us to further serve the needs of individuals and businesses in our markets.”

The Company currently anticipates that the transaction will be consummated in the third quarter of 2013.

FIG Partners LLC served as placement agent to the Company in connection with the private placement offering.

About Community Financial Shares, Inc.

Community Financial Shares, Inc. is a bank holding company, headquartered in Glen Ellyn, Illinois, whose wholly-owned subsidiary, Community Bank-Wheaton/Glen Ellyn, is a state-chartered commercial bank insured by the FDIC.  The Bank provides banking services common to the industry, including but not limited to, demand, savings and time deposits, loans, mortgage loan origination for investors, cash management, electronic banking services, internet banking services including bill payment, Community Investment Center services, and debit cards.  The Company’s common stock is quoted on the OTCQB under the symbol “CFIS.”  More information can be obtained by visiting the Company’s web site at www.cbwge.com (which is not a part of this press release).

Cautionary Statement About Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, such as statements regarding the purpose, timing, consummation and consequences of the transactions described herein, including the rights offering.  Although the Company believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from those expressed or implied by such forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to those described in the cautionary language included under the headings “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings made with the SEC.

Cautionary Statement About the Private Placement Offering

The private placement offering involves the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions promulgated thereunder. Such securities being sold in the private placement may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.